UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

EVERMORE FUNDS Annual Report December 31, 2010

Evermore Global Value Fund	Evermore European Value Fund

Evermore Funds

Elements of Our Active Value Investment Approach

At Evermore Global Advisors, LLC, we employ an active value approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in great companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick cheap stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but we feel they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and the existence of catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting the management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•	Always Active, Sometimes Activist. We are always engaged with the companies in which we invest to ensure management teams follow through on their

Evermore Funds

commitments to change. On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Executing Our Approach . . .

•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Merger Arbitrage and Distressed Situations.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Exploiting Short Selling Opportunities. We seek to take advantage of short selling opportunities to address currency, security, sector and market risk.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolios.

Evermore Funds

A Letter from the CEO

Eric LeGoff
CEO, Evermore Funds Trust

To Our Shareholders:

As we look back at our first full year in business, we are extremely appreciative of the efforts of the Evermore team, our Board of Trustees, our advisors, and our partners, and are grateful for the commitment of our investors.  Our investment team spent the year constructing our Funds’ portfolios to position them for long-term success.  Our operations team focused on putting a technology and operational infrastructure in place to manage the continued growth of our business while ensuring compliance and mitigating risk.  Our sales team did a great job in getting our story out to the investing public and in making sure that the Funds were available on the right platforms so investors could easily invest.  We ended 2010 with our Funds available on 30 distribution platforms.

Our Funds’ Board of Trustees consists of an incredibly talented group of individuals, all of whom have deep roots in the financial services industry.  William L. Richter, our chairman, is co-founder and a senior managing director of Cerberus Capital Management, L.P., a large private equity fund.  Stephen Apkon is the founder and executive director of The Jacob Burns Film Center, a nonprofit, membership film organization that opened in 2001.  Mr. Apkon formerly was an investment banker at Goldman Sachs & Co. and a principal at Odyssey Partners, L.P., a buyout firm.  Eugene Bebout is CFO of Herbert L. Jamison & Co., LLC, a large insurance agency and was formerly a partner at BDO Seidman LLP, a national public accounting firm.  This group of experienced and talented independent trustees keeps us ever-focused on our mission of providing our shareholders with superior, risk-adjusted returns over time.

In addition to assembling a great team of employees and Board of Trustees, we were very fortunate to have asset management industry veterans, A. Michael Lipper and Michael F. Price, join and participate on our advisory board.  Their perspective and advice before, during and after the launch of our mutual funds have been invaluable.  We look forward to continuing to tap into their incredible knowledge and experience in the coming years.

Picking the right partners is critical to the success of any business.  We approach selection of our business partners with the same focus on vetting and value that we bring to investing.  Our partners have helped us tremendously during our first year of operations, and it is important to acknowledge their contributions.  We thank U.S. Bancorp Fund Services, Howard & Majewski, Alaric Compliance Services,

Tiller, LLC, Wechsler Ross, Hewes Communications, Eze Castle Software, Advent Software, Morningstar, our brokers who execute our trades, and the many others who have provided us with great support and guidance over the last year.

And finally, we would also like to thank you, our shareholders, for the support and confidence you have shown us in our early days.  We look forward to a long and rewarding relationship.

Sincerely,

Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Investor Letter for the Year Ended
December 31, 2010

David Marcus	Jae Chung
Lead Portfolio Manager	Co-Portfolio Manager

To Our Shareholders:

On January 1, 2010, the Evermore Global Value and Evermore European Value Funds went live. This was the culmination of the many months of effort by the exceptionally talented, dedicated and hard-working team of individuals that we have assembled at Evermore Global Advisors, LLC, the adviser to the Funds.

We believe that investing is a long term endeavor.  As such, we felt it was important to take our time investing our shareholders’ capital, with a relentless focus on the long-term. In the short-run, this approach produced modest investment returns in 2010 relative to their respective benchmarks.  But, we believe that by sticking to our principles and taking the time to find and invest in only those companies that meet our standards and approach, we have constructed a portfolio of deep value-oriented investments with significant catalysts for value creation.

Evermore builds its portfolios bottom-up, one company at a time.  In our experience, a macro crisis like we experienced in the middle of last year, will usually create an exceptional environment for bottom-up stock pickers.

As 2010 drew to a close and market observers turned their attention to 2011, many were projecting an ongoing – though not particularly robust – recovery for the global economy.  As was true of 2010, 2011 seems to promise an environment in which investors cannot count on a vibrant global economy to provide a boost across all markets.  In this kind of market, the most careful targeting of investment opportunity on a global basis will remain paramount.

For Evermore, this past year was a time for “planting seeds.”  We ended the year with 38 investments in the Global Value Fund and 24 investments in the European Value Fund.  Our approach of focusing on situations where catalysts exist for strategic change brought us a whole host of investment opportunities across the globe. These range from media companies like Grupo Prisa in Spain and Schibsted in Norway to industrial conglomerates like Siemens in Germany, Fiat in Italy and Motorola here in the U.S.  The portfolios include old line holding companies with vast holdings in a cross section of businesses and regions like Orkla in Norway, Bollore in France and AP Moller - Maersk in Denmark.  In addition, we found interesting companies at various stages of liquidation—Retail Holdings in the Netherlands and SeaCo Ltd. in the U.K.

We’d like to take this opportunity to discuss several of these holdings.

Grupo Prisa (www.prisa.com).  Grupo Prisa (Prisa) is amongst the largest, diversified entertainment and education groups in Europe, with a significant market presence in Spain and Portugal and among the fastest growing Hispanic community in the U.S.  At year-end, Prisa was the largest position in each of the Funds with our ownership of the Prisa ADR and the Prisa Class B ADR.  This investment is extremely attractive to us as it is deeply undervalued and embodies so many of the catalysts we look for in an investment – namely management changes, operational and financial restructurings, asset sales, and employee reductions.  This investment is also attractive we feel, because it offered us a two-stage investment opportunity—the first in a special purpose acquisition company (“SPAC”) called Liberty Acquisition Holdings Corp. (Liberty), which ultimately merged with Prisa in late November of last year; and the second in post-merger securities of Prisa.

In the first stage, the Funds purchased a combination of Liberty common stock and warrants.  There was an especially large arbitrage in the Liberty warrants, which we purchased at an average price of $1.30 and $1.23 in the Global Value Fund and European Value Fund, respectively, in 2010.  On the day the deal closed, we exchanged the warrants for a package of cash and Prisa securities worth approximately $1.80 at year-end.  In addition, we exchanged our Liberty common stock, which we acquired at an average cost of $10.29 and $10.35 in the Global Value Fund and European Value Fund, respectively, for a package of cash and securities worth approximately $10.67 at year-end.

As a practice, we are not SPAC investors.  However, three key factors attracted us to Liberty.  First, there was an interesting arbitrage opportunity.  Second, Liberty was started and controlled by two well-known value creators—Martin Franklin, Chairman and CEO of Jarden Corp. and international financier, Nicolas Berggruen.  Third, Liberty was a cheaper way of becoming Prisa shareholders.  We believe Prisa is dramatically undervalued based on its low price to earnings and price to cash flow multiples at the bottom of the cycle for media companies.  We believe in the restructuring opportunities and that we will continue to see significant value creation at Prisa over the coming years.

Schibsted ASA (www.schibsted.com).  Schibsted is a large Norway-based media conglomerate with businesses in 26 countries.  Since 2008, the company has undergone a major restructuring of its operations.  The company continues to resize and refocus its operations for the new realities of media businesses globally.  In addition, Schibsted is seeing a modest pickup in revenues, which will likely bring a renewed focus on the company from investors.  With the continuing restructuring and improvement in operating results, we expect further significant value creation over time.  In 2010, the company’s stock was up 32.2%.

Siemens AG (www.siemens.com).  Like Schibsted, Siemens has been involved in a massive restructuring over the past couple of years.  One benefit of the 2008 global financial crisis was that huge, complacent companies like Siemens began to take a different perspective on their business.  Quite suddenly, a company that had never considered rationalizing its businesses by reducing headcount started looking to cut costs by laying off employees and moving operations to less expensive markets.  Siemens also named its first non-German CEO in the company’s history.  As a result of cost-cutting measures over the past couple of years, Siemens is extremely well-positioned to benefit from the continuing global economic recovery.  In 2010, the company’s stock was up 44.3%.

FIAT SpA (www.fiat.com).  At the end of December each Fund made an investment in Fiat SpA, which is controlled by Italy’s Agnelli family.  The company’s shareholders had approved a plan in September to split the company into two – Fiat SpA (the auto company) and Fiat Industrial SpA (the industrial company) – a split that occurred on January 1, 2011.  Sergio Marchionne, the CEO of both the former and current Fiat SpA, has publicly announced his intentions to initiate a public offering of the Chrysler unit in the second half of 2011.  We believe that this split will unlock tremendous value for shareholders in the next 12 to 18 months.

Motorola, Inc. (www.motorola.com).  Motorola, Inc. is another break-up situation in which the Evermore Global Value Fund invested in 2010.  The company split into two on January 4, 2011—Motorola Mobility, Inc., which consists of mobile device and home businesses, and Motorola Solutions, Inc., which consists of enterprise mobility solutions and wireless networks businesses.  When we originally purchased Motorola, we saw an opportunity to tap the approximately $7 billion revenue mobile phone business essentially for “free.”   Although this business was not profitable at the time of our investment, we believed that it would reach near-term profitability based on its Droid family of smartphones which are based on the Android operating platform.  We remain bullish on the Motorola Mobility, Inc. business and believe it should earn a strong operating margin over time, as smartphones come to represent a more significant part of overall mobile phone revenues.

Orkla ASA (www.orkla.com).  Orkla ASA is another position that has also started reaping rewards from emergent catalysts.  Orkla, a large Norwegian conglomerate and one of Evermore Global Value Fund’s top 10 holdings as of year-end, recently signed a definitive agreement to sell its Elkem unit for $2 billion as part of its corporate restructuring.  We expect this $9.4 billion market cap company to continue its dramatic transformation over the next 18 months.

Bollore SA (www.bollore.com).  Bollore is a great example of a family-controlled conglomerate in which the individual that controls the business is not merely a steward of capital, but a creator of value.  Bollore SA was founded in 1822 and is currently managed by Vincent Bollore and his nephew, Cedric de Bailliencourt.  The company owns a myriad of successful businesses, mainly across Europe and Africa, including freight forwarding and international logistics, transportation and logistics in Africa, fuel distribution, plastic films, media, etc.  Bollore also offers a good example of Evermore’s approach of “sneaking into” emerging markets, such as Africa.  The company’s stock was up 38.2% in 2010.

A.P. Moller – Maersk A/S (www.maersk.com).  Historically, investors have viewed Maersk’s stock as a proxy for global trade; as global trade slowed during 2007-2010, Maersk shares sold off.  Our view is that the company is much more than an owner and operator of container ships – in reality, they are a global conglomerate with significant oil reserves, ports around the world, logistics businesses, and of course, container and product shipping assets.  Additionally, they are slowly divesting non-industrial assets, a move that will slowly reveal Maersk’s value to the market.

Retail Holdings NV (www.retailholdings.com).  Formerly known as Singer, N.V., Retail Holdings engages in the retail distribution of a wide variety of home appliances, primarily in Asia.  The company is in the process of liquidation, which we estimate might take another 18 to 24 months to complete.  We originally began buying our position in Retail Holdings in the Evermore Global Value Fund in September at $10.28.  We believe that the company has a liquidation value of between $25 and $30 per share.  The stock closed at $16.10 on December 31, 2010.

SeaCo Ltd. (www.seacoltd.com).  SeaCo is another interesting liquidation scenario in which the Evermore Global Value Fund has invested.  SeaCo is a shipping container investment and leasing company, newly formed in February 2009 to hold the existing container leasing investments of Sea Containers Group following its U.S. Chapter 11 re-organization in 2008.  SeaCo’s main assets include a 50% joint venture interest in GE SeaCo (one of the world’s largest container leasing companies) as well as an investment in its own container fleet, which is managed on behalf of SeaCo by GE SeaCo.  The time frame for this liquidation is much shorter than for Retail Holdings and we believe should be completed within the next six months.

We believe our fundamental investing approach continues to be well aligned with these times.  At Evermore Global Advisors, we seek to identify companies trading at what we believe are significant discounts to their intrinsic values – and within which catalysts exist with high potential to unlock this value.

The Evermore strategy demands focus, deliberation and patience, as these catalysts can often take months or years to unfold, earn the recognition of investors, and translate into investment value.  Our portfolios in 2010 provided several strong examples of such catalysts in action, demonstrating the power as well as the potential of our strategy.  We believe our Funds are extremely well positioned to realize the substantial value inherent in our portfolio companies over the near and longer term.

We thank you for the trust you have placed in Evermore Global Advisors, LLC.

Sincerely,

David Marcus	Jae Chung
Lead Portfolio Manager	Co-Portfolio Manager

Management’s Discussion of Fund Performance

2010 was a year full of opportunities, challenges and crisis situations around the world—in other words, a typical year.  Global economies continued their modest recoveries from the pandemic that spread as a result of the financial crisis in the U.S. from late 2007 through early 2009. In 2010, we saw a new crisis in Europe, starting in Greece.  As the new Greek government of Prime Minister Papandreou came into power, it discovered that most of the economic data that the predecessor government had been disseminating to the markets had been misleading.  The public realized that Greece could not come close to hitting the 3% budget deficit goal required as part of European Union (“EU”) membership, setting off a firestorm of panic selling across Europe that eventually affected markets globally.  As is typical with these situations, the selling was without regard to valuation.  Investors wanted out at any price.  This, in our experience, creates terrific buying opportunities.  History has proven that investors who were willing to step forward and buy while others were in panic mode have fared extremely well in subsequent periods.

As the crisis in Europe deepened, fears of defaults in other markets began to take hold. Investors worried that Spain and Portugal could be the next markets to turn and, soon after, focus shifted to the financial problems in Italy and Ireland.  Ultimately, Ireland was the next market to undergo intense scrutiny and feverish selling.  The EU, led by Germany and France, created a massive bailout fund to help protect the Euro and all EU members. The Euro, which only one year earlier was viewed as the new reserve currency for the world, quickly collapsed along with the European equity and bond markets and the dollar retained its stature as the currency of choice in crisis times.  All of this happened before the third quarter ended.  During 2010’s final four months, the Euro rallied to close down 7% compared with being down approximately 17% at the depths of the crisis. Investors started to understand one of the most fundamental realities of the Continent – namely, that Europe is not a country, but rather a series of countries, each with its own distinctive economy, culture, companies and opportunities.  As an illustration, in 2010 the Greek market (Athex Composite Share Price Index) was down 35.6%, but the Swedish market (OMX Stockholm 30 Index) was up 21.4%.

Markets across the globe were generally up for 2010 with solid corporate earnings reassuring investors that economies were recovering, albeit slowly.

Evermore Global Value Fund

The Evermore Global Value Fund Class A shares (at net asset value), returned 5.00% for the year ended December 31, 2010.  The MSCI All-Country World Index returned 12.67% during the same period.

As a result of the volatility in the markets in the spring of 2010, we added to our positions in VIX call options, which, in addition to our cash position, we use as a market hedge.  Unfortunately, when markets rally as they did in the 3rd and 4th quarters of 2010, these market hedges can hurt performance.  We view these market hedges as disability insurance that can pay off not when there are small down moves in the markets, but when there are crisis down moves (5% to 10%) in the markets.

The biggest contributors to Fund performance last year were General Growth Properties, Inc. (U.S.), CIT Group, Inc. (U.S.), Schibsted ASA (Norway), Swedish Match AB (Sweden), PPR SA (France) and Bollore SA (France).

Besides our market hedges, our largest detractors from performance in 2010 were Cable & Wireless Communications plc (U.K.), Cable & Wireless Worldwide plc (U.K.), CIR spa (Italy), Promotora de Informaciones SA (Spain) and VimpelCom Ltd. (Russia).

As of December 31, 2010, our largest five positions were Grupo Prisa – Class B – ADR , American International Group, 5/22/2038, 8.625% Bond, SeaCo Ltd., Grupo Prisa – ADR, and Airgas, Inc.  The Fund’s cash and equivalents position stood at 4.1%, which is lower than the Fund’s typical cash position of 10% to 20% of net assets.

Evermore European Value Fund

The Evermore European Value Fund Class A shares (at net asset value), returned 0.20% for the year ended December 31, 2010.  The MSCI Daily Total Return Net Europe Local Index returned 6.83% during the same period.

As a result of the volatility in the markets in the spring of 2010, we added to our positions in VIX call options, which, in addition to our cash position, we use as a market hedge.  Unfortunately, when markets rally as they did in the 3rd and 4th quarters of 2010, these market hedges can hurt performance.  We view these market hedges as disability insurance that can pay off not when there are small down moves in the markets, but when there are crisis down moves (5% to 10%) in the markets.

The biggest contributors to Fund performance last year were Siemens AG (Germany), Swedish Match AB (Sweden), Schibsted ASA (Norway), PPR SA (France) and Bollore SA (France).

Besides our market hedges, our largest detractors from performance in 2010 were Cable & Wireless Communications plc (U.K.), Cable & Wireless Worldwide plc (U.K.), Promotora de Informaciones SA (Spain), CIR spa (Italy) and VimpelCom Ltd. (Russia).

As of December 31, 2010, our largest five positions were Grupo Prisa – Class B – ADR, Bollore SA, LBG Capital No. 2 PLC, 12/21/2019, 15.000% Bond, Siemens AG, and Schibsted ASA.  The Fund’s cash and equivalents position stood at 13.3%, which is within the range of the Fund’s typical cash position of 10% to 20% of net assets.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Additional special risks relevant to our Funds involve derivatives and hedging.  Please refer to the prospectus for further details.

The Evermore European Value Fund concentrates its investments in a single region, which may subject it to greater risk and volatility than a broadly diversified fund.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The price to earnings ratio is the measure of price paid for a share of stock relative to the annual profit per share that is earned by the company.  The price to cash flow multiple is used by investors to evaluate the investment attractiveness, from a value standpoint, of a company’s stock.  This metric compares the stock’s market price to the amount of cash flow the company generates on a per-share basis.

References to other funds should not be interpreted as an offer of these securities.

The MSCI All-Country World Index is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.  The MSCI Daily Total Return Net Europe Local Index is a free float-adjusted market capitalization weighted index comprised of 16 European developed market indices and reinvests dividends after deduction of withholding tax on the days securities are quoted ex-dividend.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

The Athex Composite Share Price Index is a cap weighted index of Greek stocks listed on the Athens Stock Exchange.  The OMX Stockholm 30 Index is a cap weighted index of the 30 stocks that have the largest volume of trading on the Stockholm Stock Exchange.  The indices are not available for direct investment.

Must be preceded or accompanied by a prospectus.

The Evermore Funds are distributed by Quasar Distributors, LLC.

(This Page Intentionally Left Blank.)

SECTOR ALLOCATION as a Percentage of Net Assets at December 31, 2010 (Unaudited)

Evermore Global Value Fund

Evermore European Value Fund

*Cash equivalents and liabilities in excess of other assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, the Fund’s Administrator.

Evermore Funds

EXPENSE EXAMPLE for the Six Months Ended December 31, 2010 (Unaudited)

As a shareholder of the Evermore Global Value Fund or the Evermore European Value Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 – 12/31/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Evermore Funds

EXPENSE EXAMPLE for the Six Months Ended December 31, 2010 (Unaudited), Continued

Evermore Global Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/10	12/31/10	7/01/10–12/31/10*
Class A Actual^	$1,000	$1,160	$ 8.82
Class A Hypothetical (5% annual
return before expenses)+	$1,000	$1,017	$ 8.24
Class C Actual^	$1,000	$1,154	$12.87
Class C Hypothetical (5% annual
return before expenses)+	$1,000	$1,013	$12.03
Class I Actual^	$1,000	$1,162	$ 7.47
Class I Hypothetical (5% annual
return before expenses)+	$1,000	$1,018	$ 6.97

^	Excluding interest expense, your actual cost of investments in the Fund would be $8.71 for Class A shares, $12.76 for Class C shares and $7.36 for Class I shares.
+	Excluding interest expense, your hypothetical cost of investment in a fund would be $8.13 for Class A shares, $11.93 for Class C shares and $6.87 for Class I shares.
*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense of 1.62% for Class A shares, 2.37% for Class C shares and 1.37% for Class I shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).  If interest expense was excluded, the annualized ratio would have been 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares. Expense ratios reflect expense reimbursements currently in effect.

Evermore European Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/10	12/31/10	7/01/10–12/31/10*
Class A Actual^	$1,000	$1,083	$ 8.56
Class A Hypothetical (5% annual
return before expenses)+	$1,000	$1,017	$ 8.29
Class C Actual^	$1,000	$1,080	$12.48
Class C Hypothetical (5% annual
return before expenses)+	$1,000	$1,013	$12.08
Class I Actual^	$1,000	$1,085	$ 7.26
Class I Hypothetical (5% annual
return before expenses)+	$1,000	$1,018	$ 7.02

^	Excluding interest expense, your actual cost of investments in the Fund would be $8.40 for Class A shares, $12.32 for Class C shares and $7.10 for Class I shares.
+	Excluding interest expense, your hypothetical cost of investment in a fund would be $8.13 for Class A shares, $11.93 for Class C shares and $6.87 for Class I shares.
*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense of 1.63% for Class A shares, 2.38% for Class C shares and 1.38% for Class I shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).  If interest expense was excluded, the annualized ratio would have been 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares.  Expense ratios reflect expense reimbursements currently in effect.

Evermore Global Value Fund – Class A
Value of $10,000 vs. MSCI All-Country World Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class A	5.00%
Class A (with sales charge)	(0.28)%
MSCI All-Country World Index	12.67%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore Global Value Fund – Class C
Value of $10,000 vs. MSCI All-Country World Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class C	4.00%
Class C (with sales charge)	3.00%
MSCI All-Country World Index	12.67%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Evermore Global Value Fund – Class I
Value of $1,000,000 vs. MSCI All-Country World Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class I	5.20%
MSCI All-Country World Index	12.67%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore European Value Fund – Class A
Value of $10,000 vs. MSCI Daily Total Return Net Europe Local Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class A	0.20%
Class A (with sales charge)	(4.84)%
MSCI Daily Total Return Net Europe Local Index	6.83%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore European Value Fund – Class C
Value of $10,000 vs. MSCI Daily Total Return Net Europe Local Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class C	(0.60)%
Class C (with sales charge)	(1.59)%
MSCI Daily Total Return Net Europe Local Index	6.83%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore European Value Fund – Class I
Value of $1,000,000 vs. MSCI Daily Total Return Net Europe Local Index

Total Returns	Since Inception
Year Ended December 31, 2010	(1/1/2010)
Class I	0.70%
MSCI Daily Total Return Net Europe Local Index	6.83%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value
COMMON STOCKS – 75.8%
Air Freight & Logistics – 1.5%
20,612	TNT NV
	(Netherlands)	$543,994
Apparel & Luxury Goods – 2.2%
4,916	PPR SA (France)	781,746
Automobiles – 2.1%
37,000	Fiat SPA (Italy)	762,912
Beverages – 2.6%
11,210	Coca-Cola FEMSA –
	ADR (Mexico)1	924,040
Capital Markets – 1.1%
104,100	LaBranche & Co., Inc.
	(United States)*	374,760
Chemicals – 5.0%
21,038	Airgas, Inc.
	(United States)1	1,314,033
523,100	Yingde Gases Group Co.
	Ltd. (Hong Kong)*	465,035
		1,779,068
Commercial Banks – 0.9%
320,000	Lloyds Banking
	Group PLC
	(United Kingdom)*	327,783
Communications Equipment – 2.3%
50,000	Motorola, Inc.
	(United States)*1	453,500
13,200	Motorola Mobility
	Holdings, Inc.
	(United States)*	384,120
		837,620
Diversified Financial Services – 6.2%
31,080	Bank of America Corp.
	(United States)1	414,607
13,060	CIT Group, Inc.
	(United States)*1	615,126
10,500	EXOR SPA (Italy)	346,291
103,109	RHJ International SA
	(Belgium)*	854,270
		2,230,294
Diversified Telecommunication
Services – 1.5%
36,850	VimpelCom Ltd. –
	ADR (Russia)1	554,224
Hotels, Restaurants & Leisure – 1.5%
462,751	Punch Taverns PLC
	(United Kingdom)*	541,103
Household Durables – 3.3%
72,200	Retail Holdings NV
	(Netherlands)2	1,162,420
Industrial Conglomerates – 6.8%
3,802	Bollore SA (France)	807,569
95,710	Orkla ASA (Norway)	930,027
5,534	Siemens AG (Germany)	685,529
		2,423,125
Insurance – 2.0%
363,484	Old Mutual PLC
	(United Kingdom)	697,613
Internet Software & Services – 1.2%
65,474	ModusLink Global
	Solutions, Inc.
	(United States)*	438,676
Machinery – 2.3%
2,300	MAN SE (Germany)	273,511
23,900	Scania AB (Sweden)	549,736
		823,247
Marine – 5.4%
55	A.P. Moller-Maersk
	A/S – Class B
	(Denmark)	498,032
3,050,995	SeaCo Ltd.
	(United Kingdom)*2	1,433,968
		1,932,000
Media – 21.0%
28,110	British Sky Broadcasting
	Group PLC
	(United Kingdom)	322,559
19,100	DIRECTV – Class A
	(United States)*1	762,663

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
Media – 21.0% (Continued)
151,454	Havas SA (France)	$787,295
175,793	Promotora de
	Informaciones SA –
	ADR (Spain)*	1,409,860
293,759	Promotora de
	Informaciones SA –
	Class B – ADR
	(Spain)*	2,802,461
19,000	ProSiebenSat.1 Media
	AG (Germany)	571,272
28,800	Schibsted ASA
	(Norway)	848,939
		7,505,049
Oil, Gas & Consumable Fuels – 1.9%
18,000	Petroleo Brasileiro
	SA – Petrobras –
	ADR (Brazil)	681,120
Real Estate Management &
Development – 1.2%
8,053	The Howard Hughes
	Corp. (United States)*	438,244
Tobacco – 3.8%
7,730	Philip Morris
	International, Inc.
	(United States)1	452,437
30,804	Swedish Match AB
	(Sweden)	891,741
		1,344,178
TOTAL COMMON STOCKS
(Cost $25,093,538)		27,103,216

PREFERRED STOCK – 0.9%
Real Estate Investment Trust – 0.9%
18,100	iStar Financial, Inc.
	(United States)	316,750
TOTAL PREFERRED STOCK
(Cost $278,516)		316,750
PARTNERSHIPS & TRUSTS – 7.1%
Real Estate Investment Trust – 7.1%
81,890	General Growth
	Properties, Inc.
	(United States)	1,267,657
163,200	iStar Financial, Inc.
	(United States)*	1,276,224
TOTAL PARTNERSHIPS
& TRUSTS
(Cost $1,958,589)		2,543,881

WARRANTS – 1.6%
Diversified Financial Services – 0.9%
	Bank of America Corp.,
	Expiration:
	January, 2019,
	Exercise Price: $13.30
18,300	(United States)*	130,662
	JPMorgan Chase & Co.,
	Expiration:
	October, 2018,
	Exercise Price: $42.42
13,050	(United States)*	188,573
		319,235
Media – 0.7%
	Promotora de
	Informaciones SA –
	Class A,
	Expiration: June, 2014,
	Exercise Price: $2.00
589,226	(Spain)*	236,216
TOTAL WARRANTS
(Cost $457,906)		555,451

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal
Amount		Value
CORPORATE BONDS – 10.4%
Commercial Banks – 2.9%
	LBG Capital No. 2
	PLC, 15.000%,
	12/21/2019
$600,000	(United Kingdom)	$1,046,330
Hotels, Restaurants & Leisure – 1.0%
	Punch Taverns Finance
	B, 6.962%, 06/30/2028
83,000	(United Kingdom)	58,851
	Punch Taverns
	Finance Notes,
	8.374%, 07/15/2029
353,000	(United Kingdom)	282,406
		341,257
Insurance – 6.5%
	American International
	Group, Inc.,
	8.625%, 05/22/2038
1,500,000	(United States)3	2,315,248
TOTAL CORPORATE BONDS
(Cost $3,477,315)		3,702,835

Contracts
(100 shares per contract)
CALL OPTIONS PURCHASED – 0.1%
Investment Company – 0.1%
	CBOE Volatility Index,
	Expiration:
	February, 2011,
	Exercise Price: $25.00
311	(United States)	46,650
Media – 0.0%
	Promotora de
	Informaciones SA,
	Expiration:
	March, 2011,
	Exercise Price: $2.30
800	(Spain)2	5,185
TOTAL CALL OPTIONS
PURCHASED
(Cost $178,316)		51,835

Shares
SHORT-TERM INVESTMENT – 9.4%
Money Market Fund – 9.4%
3,361,302	Invesco Liquid
	Assets Portfolio –
	Institutional
	Class, 0.195%4	3,361,302
TOTAL SHORT-TERM
INVESTMENT
(Cost $3,361,302)		3,361,302
TOTAL INVESTMENTS IN
SECURITIES – 105.3%
(Cost $34,805,482)		37,635,270
Liabilities in Excess of
Other Assets – (5.3)%		(1,896,495)
TOTAL NET
ASSETS – 100.0%		$35,738,775

ADR	American Depository Receipt
*	Non-income producing security.
1	All or a portion of this security was segregated as collateral for forward currency contracts.
2	Illiquid securities represent 7.3% of total net assets as of December 31, 2010 (Note 2).
3	Restricted security represents 6.5% of total net assets as of December 31, 2010 (Note 2).
4	7-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Country	Percent of Net Assets
United States	31.3%
United Kingdom	13.2%
Spain	12.5%
France	6.6%
Norway	5.0%
Netherlands	4.8%
Germany	4.3%
Sweden	4.0%
Italy	3.1%
Mexico	2.6%
Belgium	2.4%
Brazil	1.9%
Russia	1.5%
Denmark	1.4%
Hong Kong	1.3%
Cash & Equivalents^	4.1%
Total	100.0%

^	Includes money market fund and liabilities in excess of other assets.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value
COMMON STOCKS – 77.0%
Air Freight & Logistics – 3.0%
8,950	TNT NV
	(Netherlands)	$236,209
Apparel & Luxury Goods – 3.9%
1,964	PPR SA (France)	312,317
Automobiles – 2.1%
8,000	Fiat SPA (Italy)	164,954
Commercial Banks – 3.2%
247,400	Lloyds Banking
	Group PLC
	(United Kingdom)*1	253,417
Diversified Financial Services – 4.8%
2,200	EXOR SPA (Italy)	72,556
37,122	RHJ International SA
	(Belgium)*	307,560
		380,116
Diversified Telecommunication
Services – 3.4%
18,321	VimpelCom Ltd. –
	ADR (Russia)1	275,548
Hotels, Restaurants & Leisure – 2.5%
167,649	Punch Taverns PLC
	(United Kingdom)*	196,035
Industrial Conglomerates – 12.9%
1,849	Bollore SA (France)1	392,740
30,400	Orkla ASA (Norway)1	295,401
2,761	Siemens AG (Germany)	342,021
		1,030,162
Insurance – 3.7%
155,308	Old Mutual PLC
	(United Kingdom)1	298,073
Machinery – 2.8%
500	MAN SE (Germany)	59,459
7,250	Scania AB (Sweden)	166,761
		226,220
Marine – 2.5%
22	A.P. Moller-Maersk
	A/S – Class B
	(Denmark)	199,213
Media – 24.8%
18,110	British Sky Broadcasting
	Group PLC
	(United Kingdom)	207,810
52,916	Havas SA (France)	275,070
32,300	Promotora de
	Informaciones SA –
	ADR (Spain)*1	259,046
77,349	Promotora de
	Informaciones SA –
	Class B – ADR
	(Spain)*1	737,910
5,100	ProSiebenSat.1
	Media AG (Germany)	153,341
11,550	Schibsted ASA
	(Norway)1	340,460
		1,973,637
Tobacco – 7.4%
4,968	Philip Morris
	International, Inc.
	(United States)1	290,777
10,396	Swedish Match AB
	(Sweden)1	300,953
		591,730
TOTAL COMMON STOCKS
(Cost $5,644,062)		6,137,631

WARRANT – 0.6%
Media – 0.6%
	Promotora de
	Informaciones SA –
	Class A, Expiration:
	June, 2014,
	Exercise Price: $2.00
125,200	(Spain)*	50,192
TOTAL WARRANT
(Cost $32,143)		50,192

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal
Amount		Value
CORPORATE BONDS – 9.0%
Commercial Banks – 4.4%
	LBG Capital No. 2 PLC,
	15.000%, 12/21/2019
$200,000	(United Kingdom)	$348,777
Hotels, Restaurants & Leisure – 0.7%
	Punch Taverns Finance B,
	6.962%, 06/30/2028
29,000	(United Kingdom)	20,563
	Punch Taverns Finance
	Notes, 8.374%,
	07/15/2029
45,000	(United Kingdom)	36,001
		56,564
Insurance – 3.9%
	American International
	Group, Inc.,
	8.625%, 05/22/2038
200,000	(United States)2	308,699
TOTAL CORPORATE BONDS
(Cost $697,281)		714,040

Contracts
(100 shares per contract)
CALL OPTIONS PURCHASED – 0.1%
Investment Company – 0.1%
	CBOE Volatility Index,
	Expiration:
	February, 2011,
	Exercise Price: $25.00
61	(United States)	9,150
Media – 0.0%
	Promotora de
	Informaciones SA,
	Expiration:
	March, 2011,
	Exercise Price: $2.30
150	(Spain)3	972
TOTAL CALL OPTIONS
PURCHASED
(Cost $34,512)		10,122

Shares
SHORT-TERM INVESTMENT – 19.6%
Money Market Fund – 19.6%
1,563,246	Invesco Liquid
	Assets Portfolio –
	Institutional
	Class, 0.195%4	1,563,246
TOTAL SHORT-TERM
INVESTMENT
(Cost $1,563,246)		1,563,246
TOTAL INVESTMENTS IN
SECURITIES – 106.3%
(Cost $7,971,244)		8,475,231
Liabilities in Excess of
Other Assets – (6.3)%		(499,853)
TOTAL NET
ASSETS – 100.0%		$7,975,378

ADR	American Depository Receipt
*	Non-income producing security.
1	All or a portion of this security was segregated as collateral for forward currency contracts.
2	Restricted security represents 3.9% of total net assets as of December 31, 2010 (Note 2).
3	Illiquid security represents less than 0.0% of total net assets as of December 31, 2010 (Note 2).
4	7-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Percent of
Country	Net Assets
United Kingdom	17.1%
Spain	13.1%
France	12.3%
Norway	8.0%
United States	7.6%
Germany	6.9%
Sweden	5.9%
Belgium	3.9%
Russia	3.4%
Italy	3.0%
Netherlands	3.0%
Denmark	2.5%
Cash & Equivalents^	13.3%
Total	100.0%

^	Includes money market fund and liabilities in excess of other assets.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010

	Evermore	Evermore
	Global	European
	Value Fund	Value Fund
ASSETS
Investments in securities, at value^ (Note 2)	$37,635,270	$8,475,231
Unrealized gain on forward currency contracts	56,047	11,372
Cash	—	1,843
Foreign cash (cost of $2,842 and
$32,043, respectively)	2,267	32,444
Receivables:
Investment securities sold	292,464	—
Fund shares sold	88,485	230,790
Currency receivable	3,114	1,886
Dividends and interest, net	126,067	25,018
Due from adviser, net	4,201	21,778
Prepaid expenses	36,090	33,542
Total assets	38,244,005	8,833,904

LIABILITIES
Unrealized loss on forward currency contracts	106,676	39,226
Due to broker	898,419	197,347
Payables:
Investment securities purchased	1,140,437	566,414
Fund shares redeemed	296,767	—
Administration fees	4,689	4,689
Custody fees	13,447	9,173
Distribution fees	—	6
Fund accounting fees	6,494	6,250
Transfer agent fees	8,188	6,664
Other accrued expenses	30,113	28,757
Total liabilities	2,505,230	858,526
NET ASSETS	$35,738,775	$7,975,378

COMPONENTS OF NET ASSETS
Paid-in capital	$33,523,638	$7,612,656
Accumulated net investment income	47,447	27,033
Accumulated net realized loss on investments, foreign
currency transactions & forward currency contracts	(609,934)	(139,414)
Net unrealized appreciation on investments	2,829,788	503,987
Net unrealized depreciation on foreign currency
transactions & forward currency contracts	(52,164)	(28,884)
Net assets	$35,738,775	$7,975,378
^ Cost of Investments	$34,805,482	$7,971,244

The accompanying notes are an integral part of these financial statements.

Evermore Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010, Continued

		Evermore	Evermore
		Global	European
		Value Fund	Value Fund
Class A:
Net assets		$3,651,271	$856,857
Shares issued and outstanding (unlimited number
of shares authorized without par value)		347,722	85,479
Net asset value, and redemption price per share		$10.50	$10.02
Maximum offering price per share*
(net asset value per share/front-end sales charge)
	($10.50/95.00%)	$11.05
	($10.02/95.00%)		$10.55

Class C:
Net assets		$29,916	$16,569
Shares issued and outstanding (unlimited number
of shares authorized without par value)		2,877	1,667
Net asset value, offering price, and
redemption price per share**		$10.40	$9.94

Class I:
Net assets		$32,057,588	$7,101,952
Shares issued and outstanding (unlimited number
of shares authorized without par value)		3,046,885	705,588
Net asset value, offering price, and
redemption price per share		$10.52	$10.07

*	Class A share investments of $1 million or more, which are purchased at Net Asset Value, are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.
**	A 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.

The accompanying notes are an integral part of these financial statements.

Evermore Funds

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2010*

	Evermore	Evermore
	Global	European
	Value Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of $14,995 and $3,378 foreign
withholding tax, respectively)	$177,772	$27,355
Interest	175,664	30,296
Other income	6,145	719
Total investment income	359,581	58,370

EXPENSES (Note 3)
Investment advisory fees	183,180	35,355
Custody fees	61,633	45,420
Transfer agent fees	58,745	52,018
Registration fees	54,691	53,425
Professional fees	51,082	50,923
Administration fees	48,030	48,030
Fund accounting fees	43,464	42,407
Chief Compliance Officer fees	40,864	40,751
Trustee fees	25,631	25,562
Insurance expense	14,245	13,972
Miscellaneous expenses	10,178	7,037
Reports to shareholders	6,502	5,299
Distribution fees – Class A	4,688	1,224
Interest expense	3,833	938
Distribution fees – Class C	1,208	162
Total expenses	607,974	422,523
Less expense reimbursement	(347,718)	(371,722)
Net expenses	260,256	50,801
Net investment income	99,325	7,569

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS &
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments, options
and foreign currency transactions	(1,067,585)	(237,236)
Change in unrealized appreciation on investments	2,829,788	503,987
Change in unrealized depreciation on foreign currency
translations & forward currency contracts	(52,164)	(28,884)
Net realized and unrealized gain on investments &
foreign currency transactions	1,710,039	237,867
Net increase in net assets
resulting from operations	$1,809,364	$245,436

*  Funds commenced operations on January 1, 2010.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS

Year Ended
December 31,
2010*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$99,325
Net realized loss on investments, options & foreign currency
transactions	(1,067,585)
Change in unrealized appreciation on investments	2,829,788
Change in unrealized depreciation on foreign currency
translations & forward currency contracts	(52,164)
Net increase in net assets resulting from operations	1,809,364

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Class A (a)(b)	3,540,677
Net increase in net assets derived from net change in
outstanding shares – Class C (a)	25,540
Net increase in net assets derived from net change in
outstanding shares – Class I (a)	30,363,194
Total increase in net assets from capital share transactions	33,929,411
Total increase in net assets	35,738,775

NET ASSETS
Beginning of year	—
End of year	$35,738,775
Undistributed net investment income	$47,447

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions is as follows:

	Year Ended
	December 31,
	2010*
Class A	Shares	Value
Shares sold	444,299	$4,443,211
Shares redeemed (b)	(96,577)	(902,534)
Net increase	347,722	$3,540,677

(b)	Net of redemption fees of $1,250.

	Year Ended
	December 31,
	2010*
Class C	Shares	Value
Shares sold	23,054	$228,667
Shares redeemed	(20,177)	(203,127)
Net increase	2,877	$25,540

	Year Ended
	December 31,
	2010*
Class I	Shares	Value
Shares sold	3,314,806	$33,082,689
Shares redeemed	(267,921)	(2,719,495)
Net increase	3,046,885	$30,363,194

*	Fund commenced operations on January 1, 2010.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

STATEMENT OF CHANGES IN NET ASSETS

Year Ended
December 31,
2010*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$7,569
Net realized loss on investments, options & foreign
currency transactions	(237,236)
Change in unrealized appreciation on investments	503,987
Change in unrealized depreciation on foreign
currency translations & forward currency contracts	(28,884)
Net increase in net assets resulting from operations	245,436

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Class A (a)(b)	847,017
Net increase in net assets derived from net change in
outstanding shares – Class C (a)	16,667
Net increase in net assets derived from net change in
outstanding shares – Class I (a)(c)	6,866,258
Total increase in net assets from capital share transactions	7,729,942
Total increase in net assets	7,975,378

NET ASSETS
Beginning of year	—
End of year	$7,975,378
Undistributed net investment income	$27,033

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions is as follows:

	Year Ended
	December 31,
	2010*
Class A	Shares	Value
Shares sold	160,213	$1,574,634
Shares redeemed (b)	(74,734)	(727,617)
Net increase	85,479	$847,017

(b)	Net of redemption fees of $194.

	Year Ended
	December 31,
	2010*
Class C	Shares	Value
Shares sold	1,667	$16,667
Shares redeemed	—	—
Net increase	1,667	$16,667

	Year Ended
	December 31,
	2010*
Class I	Shares	Value
Shares sold	720,711	$7,014,504
Shares redeemed (c)	(15,123)	(148,246)
Net increase	705,588	$6,866,258

(c)	Net of redemption fees of $2,139.

*	Fund commenced operations on January 1, 2010.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

CLASS A

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.02
Net realized and unrealized gain on investments	0.48
Total from investment operations	0.50
Paid-in capital from redemption fees (Note 2)	0.00	1
Net asset value, end of year	$10.50
Total return without sales load.	5.00%
Total return with sales load.	(0.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$3,651

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	3.60%
After expenses absorbed3,6	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(1.59)%
After expenses absorbed5,6	0.39%
Portfolio turnover rate	77%

*	Fund commenced operations on January 1, 2010.
1	Amount less than $0.01.
2	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 3.58%.
3	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 1.60%.
4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the year ended December 31, 2010 was (1.57)%.

5	The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 0.41%.
6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS C

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.21)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.40
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of year	$10.40
Total return without sales load.	4.00%
Total return with sales load.	3.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$30

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed1,5	5.86%
After expenses absorbed2,5	2.37%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before expenses absorbed3,5	(4.02)%
After expenses absorbed4,5	(0.53)%
Portfolio turnover rate	77%

*	Fund commenced operations on January 1, 2010.
1	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 5.84%.
2	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 2.35%.
3	The ratio of net investment loss to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was (4.00)%.
4	The ratio of net investment loss to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was (0.51)%.
5	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS I

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.03
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.52
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of year	$10.52
Total return	5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$32,058

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed1,5	3.23%
After expenses absorbed2,5	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed3,5	(1.30)%
After expenses absorbed4,5	0.56%
Portfolio turnover rate	77%

*	Fund commenced operations on January 1, 2010.
1	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 3.21%.
2	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 1.35%.
3
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the year ended December 31, 2010 was (1.28)%.

4	The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 0.58%.
5	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

CLASS A

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.02
Net realized and unrealized gain on investments	—
Total from investment operations	0.02
Paid-in capital from redemption fees (Note 2)	0.00	1
Net asset value, end of year	$10.02
Total return without sales load.	0.20%
Total return with sales load.	(4.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$857

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	14.21%
After expenses absorbed3,6	1.63%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(12.26)%
After expenses absorbed5,6	0.32%
Portfolio turnover rate	37%

*	Fund commenced operations on January 1, 2010.
1	Amount less than $0.01.
2	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 14.18%.
3	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 1.60%.
4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the year ended December 31, 2010 was (12.23)%.

5	The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 0.35%.
6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS C

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.07)
Net realized and unrealized gain on investments	0.01
Total from investment operations	(0.06)
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of year	$9.94
Total return without sales load.	(0.60)%
Total return with sales load.	(1.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$16

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed1,5	20.74%
After expenses absorbed2,5	2.36%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before expenses absorbed3,5	(19.13)%
After expenses absorbed4,5	(0.75)%
Portfolio turnover rate	37%

*	Fund commenced operations on January 1, 2010.
1	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 20.73%.
2	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 2.35%.
3	The ratio of net investment loss to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was (19.12)%.
4	The ratio of net investment loss to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was (0.74)%.
5	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore European Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

CLASS I

Year Ended
December 31,
2010*
Net asset value, beginning of year	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.01
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.07
Paid-in capital from redemption fees (Note 2)	0.00	1
Net asset value, end of year	$10.07
Total return	0.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$7,102

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	11.40%
After expenses absorbed3,6	1.38%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(9.82)%
After expenses absorbed5,6	0.20%
Portfolio turnover rate	37%

*	Fund commenced operations on January 1, 2010.
1	Amount less than $0.01.
2	The ratio of expenses to average net assets before expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 11.37%.
3	The ratio of expenses to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 1.35%.
4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the year ended December 31, 2010 was (9.79)%.

5	The ratio of net investment income (loss) to average net assets after expenses absorbed includes interest expense. The ratio excluding interest expense for the year ended December 31, 2010 was 0.23%.
6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund and the Evermore European Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Funds commenced operations on January 1, 2010.

The Funds offer Class A, Class C and Class I shares.  Class A shares are sold with a front-end sales charge.  Class C shares are sold with a back-end sales charge for shares redeemed within 12 months after purchase.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Evermore Global Value Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.  The investment objective of the Evermore European Value Fund is to seek capital appreciation by investing in securities from European markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Investments in mutual funds are valued at the net asset value (“NAV”).

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

Exchange-traded options are valued at the mean of the bid and asked quotations on the exchange at closing. Options not traded on an exchange are valued at the mean of the bid and asked quotations.

Debt securities exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

The Funds invest substantially in securities traded on foreign exchanges (see “Foreign Currency Translation”).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.  The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund’s foreign investments may include both voting and non-voting securities,

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2010, Promotora de Informaciones SA, a call option held by both Funds, was fair valued pursuant to the Trust’s valuation procedures.

As described previously, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Evermore Global Value Fund’s assets and liabilities as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$27,103,216	$—	$—	$27,103,216
Preferred Stock^	316,750	—	—	316,750
Partnerships & Trusts^	2,543,881	—	—	2,543,881
Warrants^	555,451	—	—	555,451
Corporate Bonds^	—	3,702,835	—	3,702,835
Call Options Purchased^	46,650	—	5,185	51,835
Short-Term Investment	3,361,302	—	—	3,361,302
Total Investments
in Securities	$33,927,250	$3,702,835	$5,185	$37,635,270
Other Financial
Instruments #
Unrealized appreciation	$—	$56,047	$—	$56,047
Unrealized depreciation	—	(106,676)	—	(106,676)
Total Investments in Other
Financial Instruments	$—	$(50,629)	$—	$(50,629)

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

The following is a summary of the inputs used to value the Evermore European Value Fund’s assets and liabilities as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$6,137,631	$—	$—	$6,137,631
Warrant^	50,192	—	—	50,192
Corporate Bonds^	—	714,040	—	714,040
Call Options Purchased^	9,150	—	972	10,122
Short-Term Investment	1,563,246	—	—	1,563,246
Total Investments
in Securities	$7,760,219	$714,040	$972	$8,475,231
Other Financial
Instruments #
Unrealized appreciation	$—	$11,372	$—	$11,372
Unrealized depreciation	—	(39,226)	—	(39,226)
Total Investments in Other
Financial Instruments	$—	$(27,854)	$—	$(27,854)

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Evermore Global Value Fund
Balance as of 1/1/2010	$—
Accrued discounts/premiums	—
Realized gain	—
Change in unrealized depreciation	(48,416)
Net purchases	53,601
Transfer in and/or out of Level 3	—
Balance as of 12/31/2010	$5,185

Evermore European Value Fund
Balance as of 1/1/2010	$—
Accrued discounts/premiums	—
Realized gain	—
Change in unrealized depreciation	(9,078)
Net purchases	10,050
Transfer in and/or out of Level 3	—
Balance as of 12/31/2010	$972

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

The Funds have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts.  However, the Funds may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Evermore Global Value Fund

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2010:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2010		of December 31, 2010
	Balance		Balance
	Sheet	Unrealized	Sheet	Unrealized
Derivative Instruments	Location	Appreciation	Location	Depreciation
Forward	Unrealized	$56,047	Unrealized	$106,676
Currency	gain on		loss on
Contracts	forward		forward
	currency		currency
	contracts		contracts
Call	None	—	Investments	126,481
Options			in securities,
Purchased			at value
Total		$56,047		$233,157

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

	Location		Location	Change in
	of		of	Unrealized
	Realized	Realized	Unrealized	Appreciation
	Gain	Gain	Gain	(Depreciation)
	(Loss) on	(Loss) on	(Loss) on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized	$(627,324)	Change in	$(52,164)
Currency	loss on		unrealized
Contracts	investments,		depreciation
	options and		on foreign
	foreign		currency
	currency		translations
	transactions		and forward
contracts
Call Options		(867,920)	Change in	(126,481)
Purchased			unrealized
appreciation
on investments
Call Options		119,215	None	—
Written
		$(1,376,029)		$(178,645)

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

Evermore European Value Fund

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of December 31, 2010:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2010		of December 31, 2010
	Balance		Balance
	Sheet	Unrealized	Sheet	Unrealized
Derivative Instruments	Location	Appreciation	Location	Depreciation
Forward	Unrealized	$11,372	Unrealized	$39,226
Currency	gain on		loss on
Contracts	forward		forward
	currency		currency
	contracts		contracts
Call	None	—	Investments	24,390
Options			in securities,
Purchased			at value
Total		$11,372		$63,616

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

	Location		Location	Change in
	of		of	Unrealized
	Realized	Realized	Unrealized	Appreciation
	Gain	Gain	Gain	(Depreciation)
	(Loss) on	(Loss) on	(Loss) on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income

Forward	Net realized	$(146,919)	Change in	$(28,884)
Currency	loss on		unrealized
Contracts	investments,		depreciation
	options and		on foreign
	foreign		currency
	currency		translations
	transactions		and forward
contracts
Call Options		(161,371)	Change in	(24,390)
Purchased			unrealized
appreciation
on investments
		$(308,290)		$(53,274)

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

B.
Option Writing. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.   As of December 31, 2010, the Funds deferred, on a tax basis, post-October losses of $95,172 for Evermore Global Value Fund and $20,119 for Evermore European Value Fund.

At December 31, 2010, the Evermore Global Value Fund and the Evermore European Value Fund had capital loss carryforwards available for federal income tax purposes of $68,529 and $56,192, respectively, which expire December 31, 2018.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions that are expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal, New Jersey State and Massachusetts State.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

E.
Forward Foreign Currency Contracts.  Both Funds entered into forward foreign currency contracts as hedges against either specific transactions or fund positions during the year ended December 31, 2010. The aggregate principal amount of the contracts are not recorded because the Funds intend to settle the contracts prior to delivery. Currently all commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Funds realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Funds’ Statements of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Funds have in that particular currency contract. In addition, there could be exposure

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

F.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Funds normally are declared and paid on at least an annual basis.  Distributions are recorded on the ex-dividend date.

H.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

I.
Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  Class A shares are sold with a front-end sales charge of 5.00%.  Purchases greater than $1 million into the Funds are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class C shares, a 1.00% CDSC applies to the lesser of the amount invested or the redemption value of Class C shares redeemed within 12 months after purchase.  For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

the shareholder. Both Funds will retain the fee charged as paid-in-capital and such fees become part of the Funds’ daily NAV calculation.

J.
Illiquid and Restricted Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds may invest in restricted securities that may not trade publicly.  Restricted securities may be illiquid and more difficult to sell depending on conditions.  Each Fund intends to invest no more than 15% of its net assets in illiquid and restricted securities.

Evermore Global Value Fund
Illiquid Securities as of December 31, 2010
Security	Acquisition Date	Cost
Promotora de Informaciones
SA - Call Option	7/22/2010	$53,601
Retail Holdings NV	9/8/2010-11/24/2010	914,833
SeaCo Ltd.	9/10/2010-10/27/2010	1,264,521
Total		$2,232,955

Restricted Security as of December 31, 2010
Security	Acquisition Date	Cost
American International
Group, Inc. - Bond	7/1/2010-9/23/2010	$1,950,994

Evermore European Value Fund
Illiquid Security as of December 31, 2010
Security	Acquisition Date	Cost
Promotora de Informaciones
SA - Call Option	7/22/2010	$10,050

Restricted Security as of December 31, 2010
Security	Acquisition Date	Cost
American International
Group, Inc. - Bond	7/15/2010-12/7/2010	$267,690

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

L.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended December 31, 2010, the Evermore Global Value Fund decreased undistributed net investment income by $51,878, decreased accumulated realized loss by $457,651 and decreased paid-in capital by $405,773.  Net assets were not affected by the change.  For the year ended December 31, 2010, the Evermore European Value Fund increased undistributed net investment income by $19,464, decreased accumulated realized loss by $97,822 and decreased paid-in capital by $117,286.  The permanent differences primarily relate to net operating losses, PFIC sales adjustments, foreign currency reclasses and REIT distributions.  Net assets were not affected by the change.

M.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

N.
New Accounting Pronouncement. In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

Evermore Global Advisors, LLC (the “Adviser”) provides the Funds with investment management services under separate Investment Advisory Agreements

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

(the “Agreements”).  Under the Agreements, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Funds.  For the year ended December 31, 2010, the Evermore Global Value Fund and Evermore European Value Fund incurred $183,180 and $35,355 in advisory fees, respectively.

The Adviser has contractually agreed to reimburse expenses for the Funds through April 30, 2012, so that total annual fund operating expenses, excluding indirect fees, interest expense and expenses incurred through investment in exchange-traded funds and other investment companies, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class
Fund	A	C	I
Evermore Global Value Fund	1.60%	2.35%	1.35%
Evermore European Value Fund	1.60%	2.35%	1.35%

For the year ended December 31, 2010 the Adviser paid Fund expenses of $347,718 and $371,722 for the Evermore Global Value Fund and the Evermore European Value Fund, respectively.

The Adviser is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At December 31, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Funds that may be reimbursed was $347,718 and $371,722 for the Evermore Global Value Fund and the Evermore European Value Fund, respectively.  The Adviser may recapture a portion of the unreimbursed amounts no later than December 31, 2011.  Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2012.  The Agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the year ended December 31, 2010, the Evermore Global Value Fund and the Evermore European Value Fund each incurred administration fees of $48,030.

Quasar Distributors, LLC (the “Distributor”) is the Funds’ distributor.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares.  The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities or shareholder servicing activities.  For the year ended December 31, 2010, the Evermore Global Value Fund and the Evermore European Value Fund incurred distribution fees of $5,896 and $1,386, respectively.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the Evermore Global Value Fund were $46,243,767 and $13,745,702, respectively and for the Evermore European Value Fund were $7,694,392 and $1,107,361, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2010.

NOTE 5 – DISTRIBUTION TO SHAREHOLDERS

For the year ended December 31, 2010, there were no distributions by the Funds.

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

As of December 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Evermore Global	Evermore European
	Value Fund	Value Fund
Cost of investments	$35,329,780	$8,049,659
Gross tax unrealized appreciation	3,343,270	587,214
Gross tax unrealized depreciation	(1,037,780)	(161,642)
Net tax unrealized appreciation	$2,305,490	$425,572
Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	(90,353)	(62,850)
Total accumulated gains	$2,215,137	$362,722

The difference between book-basis and tax-basis cost of investments is attributable to wash sale losses disallowed.

NOTE 6 – OPTIONS WRITTEN

Evermore European Value Fund did not invest in call options written during the year ended December 31, 2010.  Transactions in call options written for the year ended December 31, 2010 for Evermore Global Value Fund, were as follows:

	Number of Contracts	Premium Amount
Balance at January 1, 2010	—	$—
Opened	320	142,384
Expired	(320)	(142,384)
Exercised	—	—
Closed	—	—
Balance at December 31, 2010	—	$—

NOTE 7 – FORWARD CURRENCY CONTRACTS

As of December 31, 2010, the Evermore Global Value Fund had the following forward currency contracts outstanding:

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

		Settlement	Contract	Fair	Net Unrealized
	Contracts	Date	Amount (USD)	Value (USD)	Gain (Loss) (USD)
To Sell:
	2,711,000 DKK	3/9/11	$483,891	$485,901	$(2,010)
Net Value
of DKK
Contracts			483,891	485,901	(2,010)
To Sell:
	4,615,000 EUR	3/9/11	6,144,256	6,165,651	(21,395)
Net Value
of EUR
Contracts			6,144,256	6,165,651	(21,395)
To Sell:
	3,397,300 GBP	3/9/11	5,348,905	5,293,897	55,008
To Buy:
	442,000 GBP	3/9/11	(688,216)	(688,754)	538
Net Value
of GBP
Contracts			4,660,689	4,605,143	55,546
To Sell:
	3,672,000 HKD	3/9/11	473,196	472,695	501
Net Value
of HKD
Contracts			473,196	472,695	501
To Sell:
	11,642,000 NOK	3/9/11	1,933,718	1,988,462	(54,744)
Net Value
of NOK
Contracts			1,933,718	1,988,462	(54,744)
To Sell:
	8,503,000 SEK	3/9/11	1,232,676	1,261,203	(28,527)
Net Value
of SEK
Contracts			1,232,676	1,261,203	(28,527)
Net Value of
Outstanding
Forward
Currency
Contracts			$14,928,426	$14,979,055	$(50,629)

DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
NOK	Norwegian Krone
SEK	Swedish Krona

Evermore Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2010, Continued

As of December 31, 2010, the Evermore European Value Fund had the following forward currency contracts outstanding:

		Settlement	Contract	Fair	Net Unrealized
	Contracts	Date	Amount (USD)	Value (USD)	Gain (Loss) (USD)
To Sell:
	1,107,000 DKK	3/9/11	$197,590	$198,411	$(821)
Net Value
of DKK
Contracts			197,590	198,411	(821)
To Sell:
	1,815,300 EUR	3/9/11	2,411,986	2,425,245	(13,259)
Net Value
of EUR
Contracts			2,411,986	2,425,245	(13,259)
To Sell:
	938,500 GBP	3/9/11	1,473,634	1,462,433	11,201
To Buy:
	141,000 GBP	3/9/11	(219,544)	(219,715)	171
Net Value
of GBP
Contracts			1,254,090	1,242,718	11,372
To Sell:
	3,581,000 NOK	3/9/11	595,011	611,637	(16,626)
Net Value
of NOK
Contracts			595,011	611,637	(16,626)
To Sell:
	2,740,000 SEK	3/9/11	397,889	406,409	(8,520)
Net Value
of SEK
Contracts			397,889	406,409	(8,520)
Net Value of
Outstanding
Forward
Currency
Contracts			$4,856,566	$4,884,420	$(27,854)

DKK	Danish Krone
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona

Evermore Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Evermore Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Evermore Funds Trust (comprising, respectively, the Evermore Global Value Fund and Evermore European Value Fund) (the “Funds”) as of December 31, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

Evermore Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on October 27, 2010, the Board of Trustees of the Evermore Funds Trust  ( the “Board”) approved the Investment Advisory Agreements (each an “Agreement” and collectively the “Agreements”) with Evermore Global Advisors, LLC (the “Adviser”) for each of the Evermore Global Value Fund and the  Evermore European Value Fund (each a “Fund” and collectively the “Funds”).

In determining whether to approve the Agreements, the Board including all of the Trustees who are not interested persons under the Investment Company Act of 1940, as amended, (the “Independent Board Members”), reviewed and considered, among other items: (1) a guide from independent counsel setting forth each Board’s fiduciary duties and responsibilities and the factors each Board should consider in its evaluation of the renewals of the Agreements; (2) a report pursuant to section 15(c) of the Investment Company Act of 1940, as amended, comparing each Fund’s advisory fees, expenses and returns to those of its relevant peer group; (3)  other reports of and presentations by representatives of the Adviser that described: (i) the nature, extent and quality of the Adviser’s services provided to the respective Funds; (ii) the experience and qualifications of the personnel providing those services, (iii) their investment advice and performance; (iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies; (vi) the advisory fee arrangements with the Funds and other similarly managed clients; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to the Funds; (ix) fees and other benefits; and (x)  the extent to which economies of scale are relevant to the Funds.

In determining whether to approve the Agreements, the Board, including the Independent Trustees, reviewed and considered the materials presented at the October 27, 2010 meeting of the Board. The Board discussed the written materials and the Adviser’s presentations and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all important or controlling, and each Independent Trustee attributed different weights to the various factors.

The Board, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to manage the Funds; the Board is satisfied with the quality of services provided by the Adviser in advising the Funds; the advisory fees for each Fund are reasonable; the profitability

Evermore Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

of the Adviser for advisory services, based on the advisory fees, seems reasonable based on the data provided; and the benefits derived by the Adviser from managing the Funds, including how each conducts portfolio transactions and selects brokers is reasonable.

Based upon the Board’s deliberations and evaluation of the information described above, the Board, including the Independent Trustees, determined that the renewal terms of each Agreement were fair to, and in the best interests of, each of the respective Funds and its shareholders.

Evermore Funds

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Stephen Apkon	Trustee	Indefinite	Executive Director,	2	Director
(born 1961)		Term; Since	Jacob Burns Film		Jacob Burns
Jacob Burns		November	Center		Film Center
Film Center		2009.
405 Manville Road
Pleasantville, NY 10570

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial and	2	Director &
(born 1959)		Term; Since	Chief Operating		Treasurer,
33 Hawthorne Place		November	Officer Herbert L.		Summit
Summit, NJ 07901		2009.	Jamison & Co. LLC		Lacrosse Club,
			an Insurance Agent		Audit
			and Broker		Committee
Chair, Summit
Area YMCA

William Richter	Chairman	Indefinite	President, Richter	2	Director,
(born 1943)	and	Term; Since	Investment Corp.		Cerberus Capital
Cerberus Capital	Trustee	November	Co-Founder and		Management
Management, L.P.		2009.	Senior Managing		L.P. Director,
299 Park Avenue			Director Cerberus		various Cerberus
New York, NY 10171			Capital Management		affiliates.
Director &
Chairman Avesis
Inc.

Evermore Funds

TRUSTEES AND EXECUTIVE OFFICERS, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held
Officers of the Trust
Eric LeGoff	Trustee	Indefinite	President, Evermore	2	Director,
(born 1961)		Term; Since	Global Advisors,		Liquidnet
% Evermore Global		November	LLC., President,		Holdings, Inc.
Advisors, LLC		2009.	Hawthorne Associates,		Director,
89 Summit Ave	Chief		LLC Chief Operating		FXCM, Inc.
3rd Floor	Executive		Officer, Liquidnet
Summit, NJ 07901	Officer		Holdings, Inc.

David Marcus	President	Indefinite	Chief Executive	Not	Director
(born 1965)		Term; Since	Officer and	Applicable.	MTG AB
% Evermore Global		November	Portfolio Manager
Advisors, LLC		2009.	Evermore Global
89 Summit Ave			Advisors, LLC.
3rd Floor			Managing Partner
Summit, NJ 07901			and Portfolio
Manager MarCap
Investors, L.P.

Salvatore DiFranco	Chief	Indefinite	Chief Financial	Not	Not
(born 1942)	Financial	Term; Since	Officer Evermore	Applicable.	Applicable.
% Evermore Global	Officer	November	Global Advisors,
Advisors, LLC		2009.	LLC. Chief Financial
89 Summit Ave	Treasurer	Indefinite	Officer MarCap
3rd Floor		Term; Since	Investors, L.P.
Summit, NJ 07901		November
2009.

Magali Simo	Secretary	Indefinite	Vice President -	Not	Not
(born 1961)		Term; Since	Investor Services,	Applicable.	Applicable.
% Evermore Global		November	Evermore Global
Advisors, LLC		2009.	Advisors, LLC.
89 Summit Ave			Investor Relations,
3rd Floor			MarCap Investors,
Summit, NJ 07901			L.P.

Guy Talarico	Chief	Indefinite	Chief Executive	Not	Director,
(born 1955)	Compliance	Term; Since	Officer Alaric	Applicable.	Del Rey Global
% Alaric Compliance	Officer	November	Compliance Services,	Investors, LLC
Services, LLC		2009.	LLC
150 Broadway	Anti-Money	Indefinite
Suite 302	Laundering	Term; Since
New York, NY 10038	Officer	November
2009.

Evermore Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Evermore Global Value Fund and the Evermore European Value Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Information regarding how the Evermore Global Value Fund and the Evermore European Value Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Evermore Global Value Fund and the Evermore European Value Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Evermore Global Value Fund and the Evermore European Value Fund intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE or (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Annual Report.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, New Jersey 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
HOWARD & MAJEWSKI, LLP

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class C	EVGCX	300397114
Class I	EVGIX	300397122

Evermore European Value Fund
Class A	EVEAX	300397130
Class C	EVECX	300397148
Class I	EVEIX	300397155

Evermore Global Advisors LLC
89 Summit Avenue  Summit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax fees.

FYE 12/31/2010
Audit Fees	$54,000
Audit-Related Fees	N/A
Tax Fees	$16,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2010
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form. Information regarding divested securities is not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*   /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date   March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date   March 10, 2011

By (Signature and Title)*    /s/Salvatore DiFranco
Salvatore DiFranco, Chief Financial Officer

Date   March 10, 2011

* Print the name and title of each signing officer under his or her signature.